UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 7, 2010

Source Gold, Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

333-153881	N/A
(Commission File Number)	(IRS Employer Identification No.)

2 Toronto Street, Suite 234, Toronto, Ontario, Canada M5C 2B5
(Address of principal executive offices)

(289) 208-6664
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 7, 2010, the Board of Directors of the Registrant dismissed BDO Canada LLP of Vancouver, British Columbia, its independent registered public account firm. On the same date, December 7, 2010, the accounting firm of De Joya Griffith & Company, LLC, of Las Vegas Nevada, was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant approved of the acceptance of the dismissal of BDO Canada LLP and the engagement of De Joya Griffith & Company, LLC, as its independent auditor. None of the reports of BDO Canada LLP on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the last two fiscal years included a going concern qualification in the registrant's audited financial statements. Further, there were no other reportable events, as identified in Regulation S-K 304(a)(1)(v) involving BDO during any period over the last two years through the date of their dismissal.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with BDO Canada LLP whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO Canada LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of the acceptance of resignation on December 7, 2010.

The registrant has requested that BDO Canada LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On December 7, 2010, the registrant engaged De Joya Griffith & Company, LLC, as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted De Joya Griffith & Company, LLC, regarding any of the matters set forth in Item 304(a)(1)(iv) or (v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

d)      Exhibits

Exhibit
No.        Description
16.1      Letter from BDO Canada LLP, dated December 10, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Lauren Notar
Name:   Lauren Notar
Title:  President

Date:  December 13, 2010